                                                                EXHIBIT 10(4)(C)
                                     AMENDMENT TO
                      THE PROMUS HOTEL CORPORATION SAVINGS AND
                                 RETIREMENT PLAN - A


    Whereas, Promus Hotel Corporation (the "Company"), a Delaware corporation, finds it desirable to amend the Promus Hotel Corporation Savings and Retirement Plan - A (the "Plan") in order to add additional provisions to the Plan regarding qualified nonelective contributions and qualified matching contributions. Pursuant to Section 11.1 of the Plan, the Plan is hereby amended, effective as of June 30, 1995 or the earliest date permitted by law, as follows:

    1. Section 2.1 of Article II of the Plan is hereby amended by adding a new Subsection (j) to the end thereof to read as follows:

         (j) EMPLOYEE ACCOUNT 10 means the portion of a Member's Account which evidences the value of the Qualified Contributions, if any, made on his behalf by the Employer, and also any gains and losses of the Fund attributable thereto.

    2. Article II of the Plan is hereby further amended by adding new subsections 2.36A, 2.36B and 2.36C thereof to read as follows:

         2.36A     QUALIFIED NONELECTIVE CONTRIBUTIONS means the qualified
    nonelective contributions within the meaning of Internal Revenue Code
    Section 401(m)(4)(C) and Code Regulation 1.401(k)-(1)(g)(13)(ii), if any, made by an Employer pursuant to Sections 4.7(a)(2)(i)(B) and 4.7(b) of the Plan.

         2.36B     QUALIFIED MATCHING CONTRIBUTIONS means the qualified
    matching contributions within the meaning of Code Regulation 1.401(k)-
    (1)(g)(13)(i)), if any, made by an Employer pursuant to Sections 4.7(a)(2)(i)(B) and 4.7(b) of the Plan.

         2.36C     QUALIFIED CONTRIBUTIONS means Qualified Nonelective
    Contributions and Qualified Matching Contributions.

    3. Section 2.46 of Article II of the Plan is hereby amended to read in its entirety as follows:

    2.46 VESTED BALANCE as of a given date means the Vested Percentage of the Member's Employee Accounts 1, 6, and 8 plus the aggregate balances of the Member's Employee Accounts 2, 3, 4, 5, 7, 9 and 10.

    4. Article IV of the Plan is hereby amended by adding the following new Subsection 4.4A thereof to read as follows:

         4.4A QUALIFIED CONTRIBUTIONS

              a. QUALIFIED CONTRIBUTIONS.  To the extent permitted by Code
         Section 401(k) and 401(m) and the regulations thereunder, each Employer may make Qualified Nonelective Contributions and Qualified Matching Contributions on behalf of some or all of its non-Highly Compensated Employees, pursuant to Section 4.7 of the Plan.

              b. TIMING AND ALLOCATION OF QUALIFIED CONTRIBUTIONS. Qualified Nonelective Contributions and Qualified Matching Contributions, if any, shall be made as soon as practicable after the Plan Year to which they relate. Qualified Nonelective Contributions and Qualified Matching Contributions shall be allocated to Employee Account 10 as soon as administratively feasible following the payment of such contributions to the Fund.

    5. The second and third paragraphs preceding Section 4.7(a)(2)(i) of the Plan are hereby amended in their entirety as follows:

         The deferral percentage of each group of eligible Employees for any Plan Year shall be the average of the ratios (calculated separately for each eligible Employee in each group) of (i) the Before-Tax Contributions made on behalf of each eligible Employee for such Plan Year to (ii) such eligible Employee's Compensation for such Plan Year or portion of the Plan Year in which the Employee was an Eligible Employee as defined in Section 3.3. To the extent permitted by applicable regulations, the Plan Administrator, in its discretion, may elect to take Qualified Nonelective Contributions and/or Qualified Matching Contributions into account in applying the deferral percentage test of this subsection (a)(2). To the extent necessary to conform to the limitation set forth in this subsection (a)(2), the Plan Administrator may reduce Before-Tax Contributions made on behalf of the Highly Compensated Employees. Such reduction shall be effected by reducing contributions made on behalf of Highly Compensated Employees (in the order of their actual deferral percentage) beginning with the Highly Compensated Employees who elected the highest percentage of such contributions. Any such reduction in the Before-Tax Contributions made on behalf of any Member shall be recharacterized as After-Tax Contributions or refunded to the Member as soon as administratively possible, as provided in the Rules of the Plan. If recharacterized, such excess contributions shall be recharacterized as soon as practicable. In no event, however, shall such excess contributions be left unrecharacterized later than two and one-half months following the Plan Year in which such contributions were made.

         In addition to the foregoing, if the Plan Administrator determines during the course of a Plan Year or after the Plan Year that the discrimination test of Code Section 401(k)(3) otherwise might not be met for the Plan Year, the Plan Administrator may take the following actions:

         (A) reduce, at any time, the maximum percentage of Compensation at which Highly Compensated Employees may elect Before-Tax Contributions to such percentage as the Plan Administrator determines appropriate to ensure that such test shall be met for such Plan Year; or

         (B) to the extent permitted by the Code Section 401(a)(4), Code Regulation 1.401(k)-1(b)(5) (which are incorporated herein by this reference) and other applicable regulations, the Company may make a Qualified Nonelective Contribution and/or a Qualified Matching Contribution to the Accounts 10 of certain Participants and/or Eligible Employees (including Employees who are considered eligible for purposes of the testing described in this Section 4.7(a)(2)) which contribution shall be allocated to Participants and/or Eligible Employees in inverse order of Compensation received in the Plan Year in question (lowest compensated Participant or Eligible Employee receiving the first allocation) with each Participant or Eligible Employee who receives an allocation receiving the maximum allocation permitted by Code
              Section 415 before any Participant or Eligible Employee with greater Compensation receives any allocation, until such contribution is fully allocated. For purposes of determining the lowest compensated Participants and Eligible Employees, the Plan Administrator, in its discretion, may (or to the extent required by law, shall) annualize Compensation for part-time employees.

              In order to conform to the limitation provided in this subsection
              (a)(2), in the discretion of the Plan Administrator, the correction methods described in this Section 4.7(a) may be combined.

    6. The second paragraph of Section 4.7(b) of the Plan is hereby amended in its entirety as follows:

         The contribution percentage of each group of eligible Employees for any Plan Year shall be the average of the ratios (calculated separately for each eligible Employee in each group) of (i) the Matching Contributions and After-Tax Contributions made on behalf of each eligible Employee for such Plan Year to (ii) such eligible Employee's Compensation for such Plan Year or portion of the Plan Year in which the Employee was an Eligible Employee as defined in Section
         3.3. To the extent necessary to conform to such limitation, the Plan Administrator may:

              (i) reduce Matching Contributions and After-Tax Contributions made on behalf of the Highly Compensated Employees in a manner similar to the method described in subsection (a), or

              (ii) to the extent permitted by Code Section 401(a)(4), Code Regulation Section 1.401(m)-1(b)(5) (which are incorporated herein by this reference) and other applicable regulations, the Company may make a Qualified Nonelective Contribution and/or a Qualified Matching Contribution to the Accounts 10 of certain Participants and/or Eligible Employees (including employees who are considered eligible for purposes of the testing described in this Section 4.7(b)) which contribution shall be allocated to Participants and/or Eligible Employees in inverse order of Compensation received in the Plan Year in question (lowest compensated Participant or Eligible Employee receiving the first allocation) with each Participant or Eligible Employee who receives an allocation receiving the maximum allocation permitted by Code Section 415 before any Participant or Eligible Employee with greater Compensation receives any allocation, until such contribution is fully allocated. For purposes of determining the lowest compensated Participants and Eligible Employees, the Plan Administrator, in its discretion, may (or to the extent required by law, shall) annualize Compensation for part-time employees.

              Any reduction in the Matching Contributions pursuant to item (i) above or After-Tax Contributions pursuant to item (i) above made on behalf of any Member (including income and losses allocable thereto) shall be paid to the Member if vested, or treated as a forfeiture (if forfeitable). If refunded, Matching Contributions (and the income allocable to Matching Contributions) that are not vested (determined without regard to any increase in vesting that may occur after the date of the forfeiture) may also be forfeited to correct excess aggregate contributions.

              To the extent permitted by applicable Regulations, the Plan Administrator may elect to take Before-Tax Contributions and Qualified Nonelective Contributions into account in applying the contribution percentage test of this subsection (b).

    7. Section 4.7(b)(ix) of the Plan is hereby amended in its entirety to read as follows:

         (ix) Before-Tax Contributions and/or Qualified Nonelective Contributions may be treated as matching contributions only if the conditions described in Code Section 401(a)(4) and Code Regulation 1.401(m)-1(b)(5) are satisfied.

         In order to conform to the limitation provided in this subsection (b), the correction methods described in this subsection (b) may be combined.

    8. Section 4.8(a)(i) is hereby amended in its entirety to read as follows:

         (i) all Company and Affiliate contributions made for the Participant under "any defined contribution plan" for the year (including Qualified Contributions);

    9. Section 4.7(d) of the Plan is hereby amended in its entirety as follows:

         (d) ADDITIONAL LIMITATION. The limits of this subsection shall comply with the provisions of Code Regulation 1.401(m)-2 for "multiple use of the alternative limitation" and for this purpose the provisions of Section 1.401(m)-2(d) of the Code Regulations are incorporated herein by reference. Correction of the multiple use of the alternative limitation shall occur by first reducing the actual contribution percentages for only those Highly Compensated Employees who are eligible in both the arrangement subject to Code Section 401(k) and the plan subject to Code Section 401(m). If this is insufficient to make the correction, then the actual deferral percentage shall be reduced for these Employees in a manner that complies with Code Regulations. Notwithstanding any other provision in this subsection (d), instead of making such reductions described in this subsection (d), an Employer may eliminate the "multiple use of the alternative limitation" by making Qualified Nonelective Contributions in accordance with Code Regulations 1.401(k)-1(b)(5) and
         (f)(1) and Code Regulations 1.401(m)-1(b)(5) and (e)(1).

    10. Section 7.1 of Article VII of the Plan is hereby amended in its entirety to read as follows:

         7.1 VESTING IN BEFORE-TAX CONTRIBUTIONS, ROLLOVER CONTRIBUTIONS AND QUALIFIED CONTRIBUTIONS. A Member shall have a fully-vested interest at all times in his Employee Accounts 2, 3, 4, 5, 7, 9 and 10.

    11. Section 8.1 of Article VIII of the Plan is hereby amended in its entirety to read as follows:

         8.1 ORDER OF WITHDRAWAL. Subject to Section 8.2, a Member may withdraw funds from his Account (valued as of the Valuation Date immediately preceding the date of the withdrawal payment) in the following order:

              (a) Supplemental After-Tax Contributions and earnings from Employee Account 5;

              (b) Basic After-Tax Contributions and earnings from Employee Account 4;

              (c)  Rollover Contributions from Employee Account 7;

              (d)  Qualified Contributions from Employee Account 10;

              (e) the vested portion of Basic Matching Contributions from Employee Account 1;

              (f) the vested portion of Discretionary Matching Contributions from Employee Account 6;

              (g) the vested portion derived from the Harrah's Plans in Employee Account 8;

              (h) all or any part of the amounts transferred from the Holiday Inns, Inc. Employee's Retirement Plan in Employee Account 9;

              (i) Supplemental Before-Tax Contributions from Employee Account 3 (and earnings credited to the analogous account under the Predecessor Plan as of December 31, 1988 and transferred to such Account 3); and

              (j) Basic Before-Tax Contributions from Employee Account 2 (and earnings credited to the analogous account under the Predecessor Plan as of December 31, 1988 and transferred to such Account 2).

              (k) Earnings credited to Before-Tax Contributions after December 31, 1988.

         Such a withdrawal shall be processed as soon as administratively feasible following receipt of notice of such withdrawal by the Member in accordance with the Rules of the Plan; PROVIDED, HOWEVER, a Member must give at least 30 days advance written notice to the Plan Administrator (or such other advance written notice the Plan Administrator may allow in a uniform and nondiscriminatory manner) to withdraw funds from Employee Account 9.

    12. Section 8.2(b) of Article VIII of the Plan is hereby amended in its entirety to read as follows:

         (b) ADDITIONAL RESTRICTIONS ON WITHDRAWAL OF MATCHING CONTRIBUTIONS. No amounts may be withdrawn under Sections 8.1(e) and (f) unless the Member making the withdrawal has been participating in the Plan for at least 60 months or unless the amounts being withdrawn have been in the Fund for at least 24 months.

    13. Section 8.2(c)(1) of Article VIII of the Plan is hereby amended in its entirety to read as follows:

    (c) ADDITIONAL RESTRICTIONS ON WITHDRAWALS FROM EMPLOYEE ACCOUNTS 2, 3, 8, 9 AND 10.

         (1) A withdrawal under Sections 8.1(d), (g), (h), (i), (j) and (k) shall be permitted only upon a Member's Retirement Date or other Termination of Service, attainment of age 59 1/2, or financial hardship (except a withdrawal under 8.1(k) shall not be permitted upon a financial hardship). See also the provisions of Section
              11.2 for distributions allowed upon plan termination and the restrictions thereon and also the provisions herein dealing with qualified domestic relations orders.

    14. Section 11.2(2) of Article XI of the Plan is hereby amended in its entirety to read as follows:

         (2) The Employee's attainment of age 59 1/2 or the Employee's financial hardship as described in Section 8.2(c)(2) except that earnings credited to any Before-Tax Contributions after December 31, 1988 may not be withdrawn on account of an Employee's financial hardship.

              Executed on this 10th day of September, 1996.


                                  /s/ Raymond E. Schultz
                                  ---------------------------------------------
                                  Raymond E. Schultz
                                  Chief Executive Officer